                          EXHIBIT 99.1

---------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON ____________, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.
---------------------------------------------------------------------

                     LETTER OF TRANSMITTAL


To:  State Street Bank and Trust Company

     FACSIMILE TRANSMISSION:     (617) 664-5290

     CONFIRM BY TELEPHONE TO:    (617) 664-5314

     BY MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:
     State Street Bank and Trust Company
     Attn: Susan Lavey, Corporate Actions
     Two International Place, Fourth Floor
     Boston, Massachusetts 02110


 DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
               DOES NOT CONSTITUTE A VALID DELIVERY.

Re:  Mail-Well I Corporation

     To exchange outstanding 8 3/4% Senior Subordinated Notes due 2008 for new 8 3/4% Series B Senior Subordinated Notes due 2008

     Exchange Agent:  State Street Bank & Trust Company


     The undersigned acknowledges receipt of the Prospectus dated _________, 1999 (the "Prospectus") of Mail-Well I Corporation, a Delaware corporation (the "Issuer"), and this Letter of Transmittal (which may be amended from time to time) for 8 3/4% Senior Subordinated Notes due 2008 (this "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 8 3/4% Series B Senior Subordinated Notes due 2008 (the "Exchange Notes") for each $1,000 in principal amount of its outstanding 8 3/4% Senior Subordinated Notes due 2008 (the "Old Notes") that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act").

     The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

     All holders of Old Notes who wish to tender their Old Notes must, prior to the Expiration Date: (1) complete, sign, date and deliver this Letter, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation, together with all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 1).

     Upon the terms and subject to the conditions of the Exchange
Offer, the acceptance for exchange of Old Notes validly tendered and not withdrawn will take place on the Expiration Date, and the issuance of the Exchange Notes will be made as soon as reasonably practicable after the Expiration Date. For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Issuer has given written notice thereof to the Exchange Agent.

     The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or Mark L. Zoeller, Corporate Counsel, Mail-Well I Corporation, 23 Inverness Way East, Suite 160, Englewood, Colorado 80112, at (303) 790-8023.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS,
              CAREFULLY BEFORE CHECKING ANY BOX BELOW

   Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus. List in Box 1 below the Old Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Old Notes on a separate signed schedule and affix that schedule to this Letter.

                                             BOX 1
                          TO BE COMPLETED BY ALL TENDERING HOLDERS
-----------------------------------------------------------------------------------------------
                                                                                  Principal
Name(s) and Address(es) of Registered        Certificate        Principal       Amount of Old
 Holder(s) (Please fill in if blank)        Number(s)<F1>        Amount        Notes Tendered
                                                              of Old Notes          <F2>
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Totals:
-----------------------------------------------------------------------------------------------

<F1> Need not be completed if Old Notes are being tendered by book-
     entry transfer.
<F2> Unless otherwise indicated, the entire principal amount of Old
     Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange
Offer, the undersigned tenders to the Issuer the principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer, all right, title and interest in and to the Old Notes tendered.

   The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Notes, with full power of substitution, to: (a) deliver certificates for such Old Notes; (b) deliver Old Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of the Old Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

   The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered.

   The undersigned agrees that acceptance of any tendered Old Notes by the Issuer and the issuance of Exchange Notes (together with the guarantees of the Guarantors with respect thereto) in exchange therefor shall constitute performance in full by the Issuer and the Guarantors of their obligations under the Registration Rights Agreement and that, upon the issuance of the Exchange Notes, the Issuer and the Guarantors will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Old Notes, the undersigned certifies each of the following:

   (1) that it is not an "affiliate" (as defined in Rule 405 of the Securities Act) of the Issuer (an "Affiliate");

   (2) that it is acquiring the Exchange Notes in the ordinary course of its business;

   (3) that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of the Exchange Notes; and

   (4) if the undersigned is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities (and not directly from the Issuer or an Affiliate), and that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the Exchange Notes. By signing this Letter and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

   Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Old Notes not tendered but represented by a certificate also encompassing Old Notes which are tendered) to the undersigned at the address set forth in Box 1.

   The Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the terms of the Prospectus and this Letter, the Prospectus shall prevail.

========================================================================
[ ] Check here if tendered Old Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with DTC and complete the following:

Name of Tendering Institution:
                              ------------------------------------------

Account Number:
               ---------------------------------------------------------

Transaction Code Number:
                        ------------------------------------------------
========================================================================
[ ] Check here if tendered Old Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following:

Name(s) of Registered Owner(s):
                               -----------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   ---------------------

Window Ticket Number (if available):
                                    ------------------------------------

Name of Institution which Guaranteed Delivery:
                                              --------------------------
========================================================================

                              BOX 2
       PLEASE SIGN HERE WHETHER OR NOT OLD NOTES ARE BEING
                   PHYSICALLY TENDERED HEREBY

This box must be signed by registered holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)


                  X
                   ---------------------------------------------------

                  X
                   ---------------------------------------------------
                   Signature(s) of Owner(s) or Authorized Signatory

Date:                 , 1999
     -----------------

Name(s)
       ---------------------------------------------------------------
                           (Please Print)

Capacity:
         -------------------------------------------------------------

Address:
        --------------------------------------------------------------
                         (Include Zip Code)

Area Code and Telephone No.:
                            ------------------------------------------

       PLEASE COMPLETE A SUBSTITUE FORM W-9 (INCLUDED HEREIN)

             SIGNATURE GUARANTEE (SEE INSTRUCTION 3 BELOW)
    CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


-------------------------------------------------------------------------
(Name of Eligible Institution Guaranteeing Signatures)

-------------------------------------------------------------------------
(Address (including zip code) and Telephone Number (including area code) of Firm)

-------------------------------------------------------------------------
(Authorized Signature)

-------------------------------------------------------------------------
(Title)

-------------------------------------------------------------------------
(Printed Name)

Date:                , 1999
     ----------------

                              BOX 3
             TO BE COMPLETED BY ALL TENDERING HOLDERS


NAME OF PAYOR:  State Street Bank and Trust Company, Exchange Agent

-------------------------------------------------------------------------
Please provide your taxpayer     Part 1
identification number
at the right and certify         Social Security Number
by signing and dating below      or Employer Identification Number


                                 ----------------------------------------

-------------------------------------------------------------------------
Substitute                       Part 2 [ ]
Form W-9
Department of the Treasury,      Check the box if you are NOT subject to
Internal Revenue Service         back-up withholding under the
                                 provisions of Section 2406(a)(1)(C) of
                                 the Internal Revenue Code because (1)
                                 you have not been notified that you are
                                 subject to back-up withholding as a
                                 result of failure to report all
                                 interest or dividends or (2) the
                                 Internal Revenue Service has notified
                                 you that you are no longer subject to
                                 back-up withholding.

-------------------------------------------------------------------------
Payor's Request for Taxpayer     Part 3 [ ]
Identification Number (TIN)
                                 Check box if awaiting TIN
-------------------------------------------------------------------------

                                 CERTIFICATION: UNDER THE PENALTIES OF
                                 PERJURY, I CERTIFY THAT THE INFORMATION
                                 PROVIDED IN THIS FORM IS TRUE, CORRECT
                                 AND COMPLETE


                                 Signature:
                                           ------------------------------
                                 Date:
                                      -----------------------------------
                                 Name:
                                      -----------------------------------
                                               (Please Print)
-------------------------------------------------------------------------

=========================================================================
BOX 4

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2, 3 and 4)
-------------------------------------------------------------------------
To be completed ONLY if certificates for Old Notes in a principal amount not exchanged, or Exchange Notes, are to be issued in the name of someone other than the person(s) whose signature(s) appear in Box 2, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue and deliver (check appropriate boxes):

[  ] Old Notes not tendered

[  ] Exchange Notes

to (Please Print):

Name:
     --------------------------------------------------------------------
Address:
        -----------------------------------------------------------------

        -----------------------------------------------------------------

        -----------------------------------------------------------------

        -----------------------------------------------------------------

Please complete the Substitute Form W-9 at Box 3.

Tax I.D. or Social Security Number:
                                   --------------------------------------

-------------------------------------------------------------------------

For book-entry transfer:

Name of Tendering Institution:
                              -------------------------------------------

-------------------------------------------------------------------------

Account Number:
               ----------------------------------------------------------

Transaction Code Number:
                        -------------------------------------------------


=========================================================================

=========================================================================
BOX 5

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2, 3 and 4)
-------------------------------------------------------------------------
To be completed ONLY if certificates for Old Notes in a principal amount not exchanged, or Exchange Notes, are to be sent to someone other than the person(s) whose signature(s) appear in Box 2 or to an address other than that shown in Box 1.

Deliver (check appropriate boxes):

[ ] Old Notes not tendered

[ ] Exchange Notes

to (Please Print):

Name:
     --------------------------------------------------------------------

Address:
        -----------------------------------------------------------------

        -----------------------------------------------------------------

        -----------------------------------------------------------------

        -----------------------------------------------------------------

Please complete the Substitute Form W-9 at Box 3.

Tax I.D. or Social Security Number:
                                   --------------------------------------

-------------------------------------------------------------------------


=========================================================================

                           INSTRUCTIONS

  FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.   Delivery of this Letter and Certificates.  Certificates for Old
     ----------------------------------------
Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at its addresss set forth in this Letter on or before the Expiration Date. Except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (1) the tender must be made through a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trustee having an office or correspondent in the United States (each an "Eligible Institution"); (2) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution this Letter (or a facsimile) and a Notice of Guaranteed Delivery, completed and signed, setting forth the name and address of the holder of the Old Notes and the amount of Old Notes, stating that the tender is being made thereby and guaranteeing that within three Nasdaq National Market trading days after the date of execution of the Notice of Guaranteed Delivery the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (3) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation and all other documents required by this Letter, must be received by the Exchange Agent within three Nasdaq National Market trading days after the date of signing the Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

     A tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed Letter accompanied by the Old Notes (or a timely Book-Entry Confirmation) is received by the Exchange Agent. Issuances of Exchange Notes in exchange for Old Notes tendered pursuant to a Notice of Guaranteed Delivery will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Old Notes (or a timely Book-Entry Confirmation).

     The method of delivery of Old Notes and all other documents is at the election and risk of the holder. If sent by mail, it is recommended that registered mail, return receipt requested, be used, proper insurance be obtained, and the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or before the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuer's counsel, would be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including this Letter and these instructions) will be final and binding.

     Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

2.   Partial Tenders; Withdrawals.  If less than the entire principal
     ----------------------------
amount of any Old Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Old Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Old Notes which are not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Old Notes represented by a submitted certificate is tendered. In the case of Old Notes tendered by Book-Entry Confirmation, any non-exchanged Old Notes will be credited to the account maintained by the holder with DTC as indicated in this Letter.

     Any tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Old Notes, a notice of withdrawal must be received by the Exchange Agent before the Expiration Date. Any notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn (including the amount of the Old Notes), and specify the name in which the Old Notes are registered, if different from that of the withdrawing holder. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless the holder is an Eligible Institution. If Old Notes have been tendered pursuant to Book-Entry Confirmation, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of DTC. The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Issuer, and such determination will be final and binding on all parties.

3.   Signatures on this Letter; Assignments; Guarantee of Signatures.
     ---------------------------------------------------------------
If this Letter is signed by the holder(s) of Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Old Notes, without alteration, enlargement or any change whatsoever.

     Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes should contact such holder promptly and instruct such holder to tender Old Notes on such beneficial owner's behalf. If such beneficial owner wishes to tender such Old Notes himself or herself, such beneficial owner must, prior to completing and executing the Letter of Transmittal and delivering such Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or follow the procedures described in the next paragraph. The transfer of record ownership may take considerable time.

     If Old Notes tendered hereby are registered in the name of a person other than the signer of this Letter, the Old Notes surrendered for exchange must be endorsed by the registered holder, or be accompanied by a written instrument or instruments of transfer or exchange (such as a bond power), in satisfactory form as determined by the Issuer in its sole discretion, duly executed by the registered holder, in each case with the signature thereon guaranteed by an Eligible Institution.

     If any of the Old Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Old Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

     If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuer.

4.   Special Issuance and Delivery Instructions.  If any Exchange Notes
     ------------------------------------------
to be issued in exchange for Old Notes tendered hereby are to be issued (and any untendered Old Notes are to be reissued) in a name or to an account different from those of the registered holder, the tax identification number of the recipient must be indicated, Box 4 must be completed and the tendered Old Notes must be endorsed or accompanied by written instruments of transfer (such as bond powers) in form satisfactory to the Issuer and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by an Eligible Institution that is a member of a recognized signature guarantee medallion program within the meaning of Rule l7Ad-15 under the Exchange Act.

     If the Exchange Notes and/or Old Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Old Notes, Box 5 must be completed and the signature on this Letter must be guaranteed by an Eligible Institution.

5.   Tax Identification Number.  Federal income tax law requires that a
     -------------------------
holder whose tendered Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"). In the case of a holder who is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements.

     Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. Unless an exemption applies, the Exchange Agent will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a holder pursuant to the Exchange Offer if the holder does not provide his or her taxpayer identification number (social security number or employer identification number) and certify that such number is correct. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" at Box 3, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (1) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends, or (2) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding.

     Each tendering holder should complete and sign Box 2 and the Substitute Form W-9 included at Box 3, so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Issuer and the Exchange Agent.

6.   Transfer Taxes.  The Issuer will pay all transfer taxes, if any,
     --------------
applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Old Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Old Notes to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

7.   Waiver of Conditions.  The Issuer reserves the absolute right to
     --------------------
amend or waive any of the specified conditions in the Exchange Offer in the case of any Old Notes tendered.

8.   Mutilated, Lost, Stolen or Destroyed Certificates.  Any holder
     -------------------------------------------------
whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

9.   Requests for Assistance or Additional Copies.  Questions relating
     --------------------------------------------
to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

    IMPORTANT: THIS LETTER, TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED
   DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE
                            EXPIRATION DATE.